NET (LOSS) INCOME PER SHARE	3 Months Ended
Mar. 31, 2022
Earnings Per Share [Abstract]
NET (LOSS) INCOME PER SHARE	NET (LOSS) INCOME PER SHARE
The basic and diluted net (loss) income per share is computed by dividing our net loss or net income by the weighted average shares outstanding during the period. The calculation of basic and diluted net (loss) income per share for the three months ended March 31, 2022 and 2021 is presented below (in thousands, except share and per share data):

	Three Months Ended March 31,
	2022	2021
Net (loss) income	$(81,113)	$92,109

Weighted average common shares outstanding – basic	135,260,665	128,788,715
Dilutive effect of potentially issuable shares	—	7,102,004
Weighted average common shares outstanding – diluted	135,260,665	135,890,719

Basic net (loss) income per share	$(0.60)	$0.72
Diluted net (loss) income per share	$(0.60)	$0.68

Potentially dilutive shares that were considered in the determination of diluted net (loss) income per share include stock options and warrants to purchase our Common Stock as well as RSUs and PSUs. Antidilutive shares excluded from the calculation of diluted net (loss) income per share were 12,708,540 and 11,277,997, respectively, for the three months ended March 31, 2022 and 2021. As the inclusion of common stock share equivalents in the calculation of diluted loss per share would be anti-dilutive for the three months ended March 31, 2022, diluted net loss per share was the same as basic net loss per share.